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                                                                   EXHIBIT 10.59


                   AMENDMENT NUMBER 3 OF EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, effective as of March 1, 2001 is by and between Radiologix, Inc., a Delaware corporation (the "Company"), and Paul M. Jolas ("Jolas").

         WHEREAS, the parties to this Amendment entered into that certain Employment Agreement, dated as of July 31, 1996, which was amended pursuant to those certain Amendments of Employment Agreement, dated as of January 1, 1999, and July 1, 2000 (collectively, the "Employment Agreement"); and

         WHEREAS, the Company and Jolas desire to enter into this Amendment in order to reflect an increase in Jolas' base salary and to make certain other amendments;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

         1. The Employment Agreement is hereby amended to delete the existing
Section 3.1 and to add the following as a new Section 3.1:

         "Section 3.1 SALARY. For the performance of Jolas' duties hereunder, the Company shall pay Jolas an annual salary of $225,000, payable (less required withholdings) no less frequently than every two weeks."

         2. The Employment Agreement is hereby amended to delete the existing first Sentence of Section 1 and to add the following sentence as a new first sentence to Section 1:

         "The Company hereby employs Jolas in the capacity of General Counsel and Executive Vice President, reporting directly to the CEO."

The amendment of Section 1 memorializes the change in employment effective as of December 13, 2000.

         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment effective as of the date first written above.

                                            RADIOLOGIX, INC.



                                            By:
                                               ---------------------------------
                                                  Mark L. Wagar
                                                  Chairman and CEO


                                            JOLAS:



                                            By:
                                               ---------------------------------
                                                  Paul M. Jolas